Lakeland Bancorp, Inc.

INVESTOR PRESENTATION
SECOND QUARTER 2011


We're simplifying banking.®
Lakeland Bank
FDIC

THOMAS J. SHARA, PRESIDENT & CEO
JOSEPH F. HURLEY, EVP & CFO

Lakeland Bancorp, Inc.

Statement Regarding Forward-Looking Information

The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1994 with respect to credit quality (including delinquency trends and the allowance for loan and lease losses), corporate objectives, and other financial and business matters. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks, and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements.

In addition to the risk factors disclosed elsewhere in this document, the following factors, among others, could cause the Company's actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislature affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in the levels of market interest rates, pricing pressures of the loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services competition.

The above-listed risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge from time to time. Certain events may occur that could cause the Company's actual results to be materially different than those described in the Company's periodic filings with the Securities and Exchange Commission. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Lakeland Bancorp, Inc.

Corporate Profile

- Nasdaq: LBAI
- $2.7 billion commercial bank
- 3rd largest commercial bank headquartered in New Jersey (5th largest including thrifts)
- 47 branches
- 42 year history


Lakeland Bank
Corporate Headquarters
Lakeland Bank
Corporate Headquarters

Lakeland Bancorp, Inc.

Stockholder Information ("LBAI")

- Market Cap - $256 million
- 25.5 million shares (20.6 million float)
- 42,000 average daily share volume (1st half 2011)
- Ownership:
  - 32% Institutional
  - 17% Insider
- 2.38% dividend yield
- Increased cash dividend 4Q'10
- 5% stock dividend 1Q'11
- Price / BV - 1.11
  Price / TBV - 1.77
  P/E - 14.5
  P/E Est. - 14.0

Stock Price $10.08 on July 21, 2011

Lakeland Bancorp, Inc.

Capital Position

as of June 30, 2011

- Stockholders' Equity - $251 million
- Equity to assets - 9.14%
- $19 million remaining of $59 million Capital Purchase Program (CPP) proceeds
  - Paid back $20 million in August 2010 and $20 million in March 2011
- Tangible Common Equity - $145 million
- Book Value per common share - $9.11
- Tangible Book Value per common share - $5.69

New Jersey Marketplace

Lakeland Bancorp, Inc.

- NJ is #1 based on population density
- NJ is #1 in median household income ($72,519)
- NJ is #2 in per capita income
- 31% household income > $100,000
- 9.5% unemployment rate (June 2011)



PA
NY
NYC
SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
RICHMOND
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Source: SNL Financial

NJ - #1 In Median Household Income

2010 Median household income:

- Current Markets:
  - Morris, NJ ($104,165) (#5 in U.S.)
  - Bergen, NJ ($84,344)
  - Sussex, NJ ($84,019)
  - Warren, NJ ($75,195)
  - Passaic, NJ ($62,332)
  - Essex, NJ ($55,914)
- Contiguous Markets:
  - Hunterdon, NJ ($109,643) (#3 in U.S.)
  - Somerset, NJ ($101,044) (#10 in U.S.)
  - Rockland, NY ($92,461)
  - Orange, NY ($67,743)

SOURCE: SNL FINANCIAL / ESRI

Lakeland Bancorp, Inc.

Attractive Business Opportunities

County	State	Total Deposits in Markets ($M) (1)	# of Small Businesses (2)
Current counties of operation			
Bergen	NJ	$ 38,484	32,828
Essex	NJ	$ 21,000	19,858
Morris	NJ	$ 18,781	17,370
Passaic	NJ	$ 9,696	12,046
Sussex	NJ	$ 2,278	3,641
Warren	NJ	$ 2,235	2,803
Total		**$ 92,474**	**88,546**
Contiguous counties			
Hudson	NJ	$ 24,021	13,059
Middlesex	NJ	$ 21,407	21,218
Union	NJ	$ 17,510	14,449
Rockland	NY	$ 8,025	9,093
Somerset	NJ	$ 8,456	9,783
Orange	NY	$ 5,508	8,975
Hunterdon	NJ	$ 3,314	4,128
Total		**$ 88,241**	**80,705**
Grand Total		**$180,715**	**169,251**

SOURCE: SNL FINANCIAL / ESRI
(1) Data As Of June 30, 2010
(2) Data As Of 2008; Small Businesses Defined As Those With Less Than 100 Employees



ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX

Lakeland Bancorp, Inc.

Capitalize on Recent Consolidation Activity

- We have the opportunity to take advantage of recent consolidation activities in our target market area:
  - -Attract new customers seeking high service levels
  - -Attract quality employees seeking the "community bank" model

- Recent major acquisitions in our market area:
  - -Banco Santander / Sovereign Bancorp
  - -Wells Fargo / Wachovia
  - -JP Morgan / Washington Mutual
  - -Valley National / Greater Community
  - -Toronto-Dominion Bank / Commerce Bank


ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX
LBAI Branches
Acquired Branches

SOURCE: SNL FINANCIAL / ESRI

Lakeland Bancorp, Inc.

Experienced Management Team

	Title	Years in Banking	Years with Lakeland	Previous Experience
Thomas J. Shara	President & CEO	30	3	Hudson United, TD Banknorth
Robert A. Vandenbergh	Chief Operating Officer	30	12	Midlantic
Joseph F. Hurley	Chief Financial Officer	25	12	Hudson United, HSBC
David S. Yanagisawa	Chief Lending Officer	35	3	Hudson United, TD Banknorth
Ronald Schwarz	Chief Retail Officer	30	2	Sovereign
Jim Noonan	Chief Credit Officer	25	8	Fleet Bank
Lou Luddecke	Chief Operations Officer	30	12	Horizon

Lakeland Bancorp, Inc.

Loan Portfolio

(Dollars in Millions)



$1,881
$2,031
$2,014
$2,012
$1,984
$356
$310
$79
$314
$119
$703
$312
$316
$102
$343
$143
$815
$120
$316
$108
$383
$173
$914
$67
$306
$71
$404
$194
$970
$39
$304
$67
$393
$198
$983
2007
2008
2009
2010
2 Q 2011

Change	2010	YTD 2011
Leases	-44%	-42%
Consumer	-3%	-1%
Construction	-34%	-6%
Mortgage	+5%	-3%
C & I	+12%	+2%
CRE	+6%	+1%

Mix



3%
20%
15%
10%
2%
50%

Lakeland Bancorp, Inc.

Commercial Lending

Commercial Lending

- Six NJ lending offices
- Legal lending limit - $37m, house limit - $25m
- Sixteen borrowers with over $10 million exposure
- Average commercial loan size approximately $500k
- Centralized lending approval

C & I Lending

- New Chief Lending Officer
- Hired eight (8) experienced lenders
- Expanded Asset Based Lending team
- Relationship banking and deposit focus
- Established Small Business Loan unit

Commercial Loans
as of June 30, 2011

- Commercial Real Estate
  - Oustanding $1,050m
  - NPA $27.6m
    (# > $1m) 5

- C&I
  - Oustanding $198m
  - NPA $6.3m
    (# > $1m) 1



Owner Occupied 32%
Retail 11%
Mixed 5%
Resid Constr. 4%
C&I 17%
Multi- Family 8%
Comm'l Constr. 3%
Other 11%
Office 10%

Lakeland Bancorp, Inc.

Consumer Loans

as of June 30, 2011

- Outstanding $250m Home Equity + $54m Other
- 13,756 Loans
- Non-Performing $3.5m
- 29 Non-Performing loans
- Annualized Charge-offs 0.59%



Average FICO scores (12/2010) = 748
30%
24%
18%
12%
6%
0%
0%
0%
1%
2%
7%
15%
18%
24%
26%
7%
< 500
500-539
540-579
580-619
620-659
660-699
700-739
740-779
780-819
> 820

Lakeland Bancorp, Inc.

Residential Loans

as of June 30, 2011

- Outstanding $393m of 1 - 4 Family loans
- 1,976 Loans
- Non-Performing $12.7m
- 43 Non-Performing loans
- Annualized Charge-offs 0.20%



45%
36%
27%
18%
9%
0%
Average FICO scores (12/2010) = 741
0%
1%
2%
5%
13%
25%
44%
10%
0%
< 499
500-549
550-599
600-649
650-699
700-749
750-799
800-849
> 850
% of known FICOs

Lakeland Bancorp, Inc.

Leasing Run-Off

- Outstanding $39m (2% of Total Loans)
- Non-Performing $5.0m
- YTD Charge-offs $0.9m



$386
$311
$194
$120
$91
$79
$67
$46
$39
6/08
12/08
6/09
12/09
6/10
9/10
12/10
3/11
6/11

Lakeland Bancorp, Inc.

Credit Metrics
1Q 2011

NPA / Total Assets



2.12%
2.22%
4.21%

Net Charge Offs / Ave Loans



0.81%
1.05%
1.46%
LBAI
Mid Atlantic
National

SOURCE: SNL FINANCIAL / ESRI
Mid Atlantic= $1-10 billion U.S. publicly traded commercial banks (NY, NJ, PA, MD, DE, DC)
National= $1-10 billion U.S. publicly traded commercial banks (50 states)

Lakeland Bancorp, Inc.

Investment Securities

as of June 30, 2011

- $515m (19% of Total Assets)
- Primarily for liquidity purposes
- Short agencies, MBS, Munis
- No significant write downs
- 2.69% Yield
- 3.38 year Weighted Average Life
- 2.98 year Modified Duration



14%
12%
4%
5%
65%
MBS/CMO ($333m)
Corporate Debt ($23m)
Munis ($74m)
Agencies ($63m)
Equities, FHLB, CRA ($22m)

Lakeland Bancorp, Inc.

Deposit Initiatives

- New head of Retail Banking
- New head of Retail Sales
- DDA increased $26m (7%) YTD (19% increase in 2010)
- Core deposits = 82% of Total Deposits
- 2Q 2011 Cost of Deposits = 50bp

Lakeland Bancorp, Inc.

Deposits

Core Deposits 82% of Total Deposits

(Dollars in Millions)


$1,988
$2,056
$2,157
$2,196
$2,182
$240
$364
$154
$620
$318
$292
$217
$394
$281
$572
$290
$302
$182
$284
$384
$673
$311
$323
$171
$242
$368
$714
$318
$383
$172
$230
$364
$670
$336
$410
2007
2008
2009
2010
2Q 2011
Time > $100k (8%)
Time < $100k (10%)
MMDA (17%)
NOW (31%)
Savings (15%)
DDA (19%)

Lakeland Bancorp, Inc.

Demand Deposits

(Dollars in Millions)



$323
$347
$358
$380
$383
$407
$410
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2009
2010
2011

Lakeland Bancorp, Inc.

Highlights - First Half

- 2Q Net Income up 19% from 2Q 2010
- Six month Net Income $8.0m up $0.5m (7%) from 2010
  - 2011 included $0.7m one-time CPP repayment charge
- ROA=0.70%; ROE=8.51%; ROTCE=13.80%
- NIM 3.90% 2Q 2011 vs 3.91% 1Q 2011
- Expenses down 0.4% from first half 2010
- Lower effective tax rate 30.5% 2011 vs. 35.3% 2010

Lakeland Bancorp, Inc.

Highlights - First Half
(Continued)

- June 30, 2011 NPA's at $56.5m (2.06% of Total Assets)
- Past Due over 90 days = $2.8m

- Net Charge-Offs of $9.4m (0.95% of average loans)
- Provision $10.3m vs. $9.9m in first half 2010

- Allowance to Total Loans 1.42% up from 1.36% at year end

Lakeland Bancorp, Inc.

Net Income Available to Common Shareholders

(Dollars in Millions)



$17.0
$18.0
$15.2
-$8.6
$15.2
Second Half
$7.7
First Half
$7.5
$8.0
2006
2007
2008
2009
2010
2011

Lakeland Bancorp, Inc.

Pre-Tax, Provision & CPP

(Dollars in Millions)



$48.6
Second Half
$24.3
First Half
$24.3
$26.2
$32.2
$46.1
$38.4
$24.2
2006
2007
2008
2009
2010
2011

Earnings Per Share



CPP
CPP
$0.05
$0.05
$0.15
$0.15
$0.04
$0.13
$0.17
$0.03
$0.14
$0.18
3Q '09
4Q '09
1Q '10
2Q '10
3Q '10
4Q '10
1Q '11
2Q '11

Lakeland Bancorp, Inc.

Margin Trends



5.75%
4.70%
3.65%
2.60%
1.55%
0.50%
1Q '09
3Q '09
1Q '10
3Q '10
1Q '11
Asset Yield
IB Liabilities
NIM

Lakeland Bancorp, Inc.

Deposit Pricing Trends


Weighted average cost of total deposits for the quarter
2.39%
1.91%
1.83%
1.82%
1.53%
1.37%
1.21%
0.96%
0.82%
0.70%
0.64%
0.59%
0.53%
0.50%
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2008
2009
2010
2011

Lakeland Bancorp, Inc.

Credit Metrics

(Dollars in millions)

June 30, 2011	Outstanding	NPA	Net Charge-Offs	Charge-Offs as a % of Outstanding
CRE	$1,050	$27.6	$4.1	**0.78%**
C & I	198	6.3	3.1	**3.13%**
Consumer	304	3.5	0.9	**0.59%**
Residential Mortgages	393	12.7	0.4	**0.20%**
Leasing	39	5.0	0.9	**4.62%**
Foreclosures/ Repossessed	-	1.4	-	-
TOTAL	$1,984	$56.5	$9.4	**0.95%** As % of Avg. Outstanding

Lakeland Bancorp, Inc.

Non-Interest Expense[1]/ Average Assets

(1) excludes debt prepayment fees


3.3%
3.0%
2.8%
2.5%
2.3%
2.0%
2.94%
2.43%
2006
2007
2008
2009
1Q '10
2Q '10
3Q '10
4Q '10
1Q '11
Lakeland Bank
Mid Atlantic Peer Avg.

SOURCE: SNL FINANCIAL / ESRI

Mid Atlantic= $1-10 billion U.S. publicly traded commercial banks (NY, NJ, PA, MD, DE, DC)

Lakeland Bancorp, Inc.

Capital Ratios

	Well Capitalized	6/30/2011
Tier 1 Ratio	6%	10.95%
Total Risk Based Capital Ratio	10%	13.26%
Leverage Ratio	5%	8.09%
Tangible Common Equity Ratio		5.46%

Lakeland Bancorp, Inc.

LBAI Investment Considerations

- Attractive market demographics
- Right-sized institution
- Small business lending focus
- Low cost, core deposit franchise
- Disciplined expense culture
- Strong earnings growth
- Experienced executive management team